UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 1, 2006

UnitedHealth Group Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	0-10864	41-1321939
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

UnitedHealth Group Center, 9900 Bren Road East , Minnetonka, Minnesota		55343
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	952-936-1300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On May 1, 2006, the Board of Directors of the Company authorized a reduction in compensation of directors by reducing the quarterly grants of non-qualified stock options to non-employee directors from 8,000 shares to 5,000 shares payable on the first business day following the end of the fiscal quarter.

In addition, on May 2, 2006, the Compensation and Human Resources Committee of the Board approved a revised form of Stock Appreciation Rights Award Agreement for officers under the Company's 2002 Stock Incentive Plan, which is attached as an exhibit to this 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Form of Stock Appreciation Rights Award Agreement for Officers under the Company's 2002 Stock Incentive Plan, as amended effective May 2, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UnitedHealth Group Incorporated

May 1, 2006	By:	David J. Lubben

Name: David J. Lubben
Title: General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Form of Stock Appreciation Rights Award Agreement for Officers under the Company's 2002 Stock Incentive Plan, as amended effective May 2, 2006